UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California	23190	93-0925818
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7250 Redwood Blvd., Suite 300 Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:         (415) 893-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 3, 2010, Sonic Solutions (“Sonic”) issued a press release regarding its financial results for the fourth fiscal quarter ended March  31, 2010 and the full fiscal year 2010.  A copy of the press release, dated June 3, 2010, is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of Form 8-K and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ADDITIONAL INFORMATION

In connection with the proposed merger of DivX, Inc. (“DivX”) into a wholly owned subsidiary of Sonic, Sonic intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”).  This press release is not a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell shares of Sonic, and it is not a substitute for any proxy statement or other filings that may be made with the SEC with respect to the transaction. When such documents are filed with the SEC, investors will be urged to thoroughly review and consider them because they will contain important information. Any such documents, once filed, will be available free of charge at the SEC's website (www.sec.gov) and from Sonic and its corporate website (www.sonic.com) or DivX and its corporate website (www.divx.com).

Sonic and its directors, executive officers and other members of management may be deemed to be soliciting proxies from shareholders in favor of the DivX transaction.  Investors and shareholders may obtain more detailed information regarding the direct and indirect interests in the transaction of persons who may, under the rules of the SEC, be considered participants in the solicitation of these shareholders in connection with the transaction by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC. Information about the directors and executive officers of Sonic may be found in its definitive proxy statement filed with the SEC on October 1, 2009 and in its Annual Report on Form 10-K for the year ended March 31, 2010, which is expected to be filed by June 7, 2010. These documents will be available free of charge once available at the SEC's web site at www.sec.gov or by directing a request to Sonic.

ITEM 8.01.  OTHER EVENTS.

Please see above under Item 2.02.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Press Release of Sonic Solutions dated June 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC SOLUTIONS

By:	/s/ Paul F. Norris
Name: Paul F. Norris Title: Executive Vice President, Chief Financial Officer and General Counsel (Principal Financial Officer)

Date:  June 3, 2010